PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential  Short Duration Muni High Income Fund
PROSPECTUS • May 28, 2014
Fund Type
Municipal bond
Objective
Maximum amount of income that is eligible for exclusion from federal income taxes.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND
SHARE CLASS	A	C	Z
NASDAQ	PDSAX	PDSCX	PDSZX

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
6	MANAGEMENT OF THE FUND
6	BUYING AND SELLING FUND SHARES
6	TAX INFORMATION
6	FINANCIAL INTERMEDIARY COMPENSATION
7	HOW THE FUND INVESTS
7	INVESTMENT OBJECTIVE AND POLICIES
8	OTHER INVESTMENTS AND STRATEGIES
10	INVESTMENT RISKS
16	HOW THE FUND IS MANAGED
16	BOARD OF TRUSTEES
16	MANAGER
17	INVESTMENT SUBADVISER
17	PORTFOLIO MANAGERS
18	DISTRIBUTOR
18	DISCLOSURE OF PORTFOLIO HOLDINGS
19	FUND DISTRIBUTIONS AND TAX ISSUES
19	DISTRIBUTIONS
20	TAX ISSUES
21	IF YOU SELL OR EXCHANGE YOUR SHARES
22	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
22	HOW TO BUY SHARES
31	HOW TO SELL YOUR SHARES
34	HOW TO EXCHANGE YOUR SHARES
37	FINANCIAL HIGHLIGHTS

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 23 of the Fund's Prospectus and in Rights of Accumulation on page 40 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (paid directly from your investment)
	Class A	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fees	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z
Management fees	.55%	.55%	.55%
+ Distribution and service (12b-1) fees	.25	1.00	None
+ Other expenses (1)	.51	.51	.51
= Total annual Fund operating expenses	1.31	2.06	1.06
– Fee waiver or expense reimbursement (2)	(.46)	(.46)	(.46)
= Net annual Fund operating expenses	.85	1.60	.60
(1) Other Expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, tax fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated for the Fund’s first fiscal year of operations.
(2) The manager of the Fund has contractually agreed through July 31, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to .60% of the Fund’s average daily net assets. This expense cap may not be terminated prior to July 31, 2015 without the prior approval of the Fund’s Board of Trustees.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1 Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed		If Shares Are Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$409	$683	$409	$683
Class C	$263	$601	$163	$601
Class Z	$61	$291	$61	$291
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its investable assets in municipal bonds that pay interest which is exempt from regular federal personal income tax. The Fund’s investments may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). Under normal market conditions, the Fund generally intends to maintain an investment portfolio with a weighted average duration of 4.5 years or less. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund’s policy of investing, under normal circumstances, at least 80% of its investable assets in municipal bonds that pay interest that is exempt from regular federal personal income tax is a fundamental policy, which means it may be changed only by shareholder approval. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval.
While we make every effort to achieve the Fund’s objective, we can’t guarantee success.
Municipal bonds in which the Fund invests include obligations issued by US states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by US territories (such as Puerto Rico, the US Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund's portfolio consists primarily of municipal bonds which are rated B or better by Moody's Investors Service (Moody's) or Standard & Poor's Rating Service (S&P) or bonds with a comparable rating by another major rating service or unrated bonds judged by the subadviser to be of comparable quality.
Below investment grade municipal bonds (those rated Ba1/BB+ or lower) are commonly referred to as “high yield” or “junk” bonds. Lower rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. The Fund may invest without limit in securities that generate income subject to the AMT. The Fund generally emphasizes revenue bonds over general obligation bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer’s general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.
In determining which securities to buy and sell, the subadviser considers, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The subadviser may trade securities based on its outlook on interest rates. The subadviser also seeks to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Loss of money is a risk of investing in the Fund. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the US government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
4	Prudential Short Duration Muni High Income Fund

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Market Risk. The securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser.
Fixed Income Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Municipal Bonds Risk. Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund's yield or the value of the Fund's investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. Municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.
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Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
For more information on the risks of investing in this Fund,  please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund’s Past Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. A number of factors—including risk—can affect how the Fund will perform in the future.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Susan M. Courtney	Managing Director	May 2014
		Robert Tipp, CFA	Managing Director & Chief Investment Strategist	May 2014
		Lee Friedman, CFA	Vice President	May 2014
		John Dittemer	Vice President	May 2014
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund intends to distribute income that is exempt from regular federal income tax; however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal income tax or to the federal alternative minimum tax.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Fund’s investment manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.
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HOW THE FUND INVESTS
INVESTMENT OBJECTIVE AND POLICIES
The Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its investable assets in municipal bonds that pay interest which is exempt from regular federal personal income tax.   The Fund’s investments may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). Under normal market conditions, the Fund generally intends to maintain an investment portfolio with a weighted average duration of 4.5 years or less. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund’s policy of investing, under normal circumstances, at least 80% of its investable assets in municipal bonds that pay interest that is exempt from regular federal personal income tax is a fundamental policy, which means it may be changed only by shareholder approval. While we make every effort to achieve the Fund’s objective, we can’t guarantee success. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment. Municipal bonds in which the Fund invests include obligations issued by US states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by US territories (such as Puerto Rico, the US Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund's portfolio consists primarily of municipal bonds which are rated B or better by Moody's Investors Service (Moody's) or Standard & Poor's Rating Service (S&P) or bonds with a comparable rating by another major rating service or unrated bonds judged by the subadviser to be of comparable quality.
Below investment grade municipal bonds (those rated Ba1/BB+ or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in securities that generate income subject to the AMT. The Fund generally emphasizes revenue bonds over general obligation bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer’s general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.
In determining which securities to buy and sell, the subadviser considers, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The subadviser may trade securities based on its outlook on interest rates. The subadviser also seeks to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
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Lower-rated bonds tend to offer higher yields, but also have greater risks than higher-rated bonds. Under certain economic conditions, however, lower or medium-rated bonds might not yield significantly more than higher-rated bonds, or comparable unrated bonds. If that happens, the Fund may invest in higher-rated bonds that offer similar yields but have less risk. Furthermore, if issuers redeem their high-yield bonds at a higher than expected rate, which might happen during periods of declining interest rates, the Fund could be forced to buy higher-rated, lower-yielding bonds, which would decrease the Fund’s return.
Puerto Rican Municipal Securities. The Fund may invest in Puerto Rican municipal securities, which are exempt from federal, state, and where applicable, local income taxes. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.
OTHER INVESTMENTS AND STRATEGIES
In addition to the above principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.
Derivative Strategies
We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.
Floating Rate Bonds
The Fund may invest in floating rate bonds. Floating rate bonds are bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate.
Variable Rate Bonds
The Fund may invest in variable rate bonds, which are bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Fund to demand full payment of the bond on short notice. At times the Fund may receive an amount that may be more or less than the amount paid for the bond.
Inverse Floaters
The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating or adjustable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.
The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund's restrictions on borrowings.
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Secondary Inverse Floaters
The Fund may invest in secondary inverse floaters, which are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value).
Municipal Lease Obligations
The Fund may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.
Municipal Asset-Backed Securities
The Fund may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument structured as a loan or note that pays interest that is eligible for exclusion from federal and state income taxation based upon the income from a collateralized underlying municipal bond or pool of municipal bonds.
Insured Municipal Bonds
The Fund may purchase municipal bonds that are insured to attempt to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.
When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered. These types of investments potentially leverage the Fund, which could magnify losses. The Fund will segregate liquid assets, marked-to-market daily, with a value equal to any such investments.
Credit-Linked Securities
The Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate debt securities, such as bonds. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The source of payment for credit-linked securities is the interest on the notes.
Distressed and Defaulted Securities
The Fund may invest up to 10% of its assets in distressed securities, that is, securities of issuers that are financially troubled and which the investment adviser believes are currently valued at less than their long-term potential. The Fund is also permitted to invest in defaulted bonds and in bonds having a rating of D or better by Moody's, S&P or another major rating service or unrated bonds of comparable quality.
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Obtaining Securities Ratings
The Fund may obtain a rating for unrated securities that the Fund owns if, in the investment subadviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from a Nationally Recognized Statistical Rating Organization (NRSRO). Assets of the Fund may be used to pay an NRSRO in connection with obtaining such ratings.
Investments in Affiliated Funds
The Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the 1940 Act). The Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, the Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the Manager, since the Manager only receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of the Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Fund’s ability to achieve its investment objectives, but may help to preserve the Fund's assets.
Additional Strategies
The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1⁄3% of the value of its total assets); purchases shares of other investment companies; lends its securities to others (the Fund can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
INVESTMENT RISKS
All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to certain types of investments discussed in the charts. For more information, see the SAI.
Principal Investment Strategies
Municipal Obligations
Risks	Potential Rewards
■ Credit risk—the risk that the borrower or counterparty can't repay the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond's quality, the higher its potential volatility.	■ Bonds have generally outperformed money market instruments over the long term.
■ Most bonds rise in value when interest rates fall.
■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds,
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Municipal Obligations
Risks	Potential Rewards
■ Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or counterparty or the bond's insurer.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Price volatility may result.
■ Geographic concentration risk—the risk that bonds may lose value because of political, economic or other events in the geographic region where the Fund's investments are focused.
■ Illiquidity risk—the risk that bonds may be difficult to value precisely and sell at the time or price desired.
■ Nonappropriation risk—the risk that the state or municipality may not include the bond obligations in future budgets.
■ Prepayment risk—the risk that the underlying municipal bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding instruments.
■ Extension risk—the risk that rising interest rates may cause the underlying municipal bonds to be paid off more slowly by the debtor, causing the value of the securities to fall.
■ Insured bond risk—insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal bond’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees.
■ Tax risk—the risk that federal income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.	which are subject to the federal alternative minimum tax (AMT).

Higher Yielding Municipal Bonds
Risks	Potential Rewards
■ See credit risk (particularly high), market risk (particularly high), illiquidity risk (particularly high), interest rate risk and tax risk.
■ Are generally less secure than higher-quality debt securities.	■ May offer higher interest income and higher potential gains than higher-grade municipal bonds. ■ Most bonds rise in value when interest rates fall.
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Non-Principal Investment Strategies
Derivatives
Risks	Potential Rewards
■ The value of derivatives (such as forwards, futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund if the price movement of the derivative does not correlate with a change in the value of the portfolio security.
■ Derivatives may not have the intended effects and may result in losses or missed opportunities.
■ The counterparty to a derivatives contract could default.
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses.
■ Certain types of derivatives involve costs to the Fund that can reduce returns.
■ Derivatives may be difficult to value precisely or sell at the time or price desired.
■ Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.	■ Derivatives could make money and protect against losses if the investment analysis proves correct.
■ Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
■ One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
■ Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Municipal Lease Obligations
Risks	Potential Rewards
■ Credit risk—the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
■ Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Price volatility may result.
■ Geographic concentration risk—the risk that bonds may lose value because of political, economic or other events in the geographic region where the Fund's investments are focused.
■ Nonappropriation risk—the risk that the state or municipality may not include the bond obligations in future budgets.
■ Illiquidity risk—the risk that bonds may be difficult to value precisely and sell at the time or price desired.
■ Tax risk—the risk that federal income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes. In addition, income from municipal bonds could	■ A potential source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT).
■ If interest rates decline, long term yields may be higher than money market yields.
12	Prudential Short Duration Muni High Income Fund

Municipal Lease Obligations
Risks	Potential Rewards
be declared taxable because of non-compliant conduct of a bond issuer.
■ Abatement risk—the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility.

When-Issued and Delayed Delivery Securities
Risks	Potential Rewards
■ Value of securities may decrease before delivery occurs.
■ Counterparty may become insolvent prior to delivery.
■ If the security is not issued, or the counterparty fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.	■ May enhance investment gains.

Credit-Linked Securities
Risks	Potential Rewards
■ The issuer of the credit-linked security may default or go bankrupt.
■ Credit-linked securities are subject to the credit risk of the corporate issuer underlying the credit default swaps.
■ Credit-linked securities are typically issued in privately negotiated transactions, resulting in limited liquidity or no liquidity.
■ Market risk—the risk that underlying debt investments will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the issuer of the security or the underlying security or the bond's insurer.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Price volatility may result.
■ Prepayment risk—the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.
■ Extension risk—the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.	■ A potential source of regular interest income.
■ Pass-through instruments may provide greater diversification than direct investments.
■ May offer higher yields due to their structure than other instruments.

Inverse Floaters/Secondary Inverse Floaters
Risks	Potential Rewards
■ Inverse floaters have particularly high market risk and may fluctuate in value more dramatically than other debt securities when interest rates change.
■ See credit risk, interest rate risk, illiquidity risk and tax risk.	■ Income generally is expected to increase when interest rates decrease.
Visit our website at www.prudentialfunds.com	13

Inverse Floaters/Secondary Inverse Floaters
Risks	Potential Rewards
■ Secondary inverse floaters are subject to additional risks associated with municipal asset-backed securities.

Municipal Asset Backed Securities
Risks	Potential Rewards
■ Credit risk—the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
■ Prepayment risk—the risk that the underlying municipal bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding instruments.
■ Extension risk—the risk that rising interest rates may cause the underlying municipal bonds to be paid off more slowly by the debtor, causing the value of the securities to fall.
■ Market risk—the risk that municipal bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the municipal bond's insurer.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Price volatility may result.
■ Tax risk—the risk that federal income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of an issuer.	■ A potential source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT).
■ Pass-through instruments may provide greater diversification than direct ownership of municipal bonds.
■ May offer a higher yield due to their structure than other instruments.

Insured Municipal Bonds
Risks	Potential Rewards
■ Insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal bond’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees.	■ If interest rates decline, long term yields may be higher than money market yields.
■ A potential source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT).

Illiquid Securities
Risks	Potential Rewards
■ May be difficult to value precisely. ■ May be difficult to sell at the time or price desired.	■ May offer a more attractive yield or potential for growth than more widely traded securities.

14	Prudential Short Duration Muni High Income Fund

Distressed and Defaulted Securities
Risks	Potential Rewards
■ See credit risk (particularly high), market risk (particularly high), interest rate risk (particularly high) and illiquidity risk (particularly high).
■ More likely to default, especially during economic downturns.
■ Subject to greater volatility than securities of more stable issuers.
■ To the extent the Fund invests in bankrupt issuers, the Fund may be subject to litigation risks and costs.	■ May offer greater capital appreciation and a higher rate of return if issuers fulfill their anticipated potential.

Variable/Floating Rate Bonds
Risks	Potential Rewards
■ The Fund's share price, yield and total return may fluctuate in response to bond market movements.
■ Credit risk—the risk that the borrower can't pay back the money borrowed or make interest payments (lower risk for higher rated bonds). The greater a bond's credit risk, the higher its potential volatility.
■ Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.
■ Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower the credit quality, the more its value typically falls. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Price volatility may result.	■ May offer protection against interest rate increases.

Zero Coupon Municipal Bonds
Risks	Potential Rewards
■ Generates “phantom income” for the Fund for tax purposes although no income is paid.
■ See credit risk, market risk, geographic concentration risk and tax risk.
■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds.	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT).
■ Value rises faster when interest rates fall.

Principal & Non-Principal Strategies
■ Municipal Bonds: At least 80% of investable assets under normal circumstances
■ Derivatives: Up to 25% of net assets
■ Municipal lease obligations: Percentage varies
■ When-Issued and Delayed Delivery Securities: Percentage varies
■ Credit-linked Securities: Up to 15% of investable assets
■ Inverse Floaters/Secondary Floaters: Percentage varies
■ Municipal Asset-Backed Securities: Percentage varies
■ Illiquid Securities: Up to 15% of net assets
■ Distressed and Defaulted Securities: Up to 10% of investable assets
■ Variable Floating Rate Bonds: Percentage varies
■ Zero Coupon Bonds: Percentage varies
Visit our website at www.prudentialfunds.com	15

HOW THE FUND IS MANAGED
BOARD OF TRUSTEES
The Fund is overseen by a Board of Trustees (hereafter referred to as Trustees, or the Board). The Board oversees the actions of the Manager, investment subadviser and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077
Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. The Fund pays PI management fees at the rate of 0.55% of the Fund's average daily net assets for all share classes.
PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of December 31, 2013, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $237.8 billion.
Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser.
PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.
PI and the Fund have filed an exemptive application with the Commission requesting an order that would extend the relief granted with respect to unaffiliated subadvisers to certain subadvisers that are affiliates of PI (“affiliated subadvisers”). If such relief is granted by the Commission, PI, with the approval of the Fund's Board, would be able to hire unaffiliated and/or affiliated subadvisers to manage all or a portion of the Fund's assets without obtaining shareholder approval. PI would also have the discretion to terminate any subadviser and allocate and reallocate the Fund's assets among any other subadvisers (including terminating an unaffiliated subadviser and replacing it with an affiliated subadviser). PI, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadviser without shareholder approval. There can be no assurance that such relief will be granted by the Commission. PI and the Fund will be subject to any new conditions imposed by the Commission.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements will be available in the Fund's initial report to shareholders, which will be the Semi-Annual Report to shareholders dated September 30, 2014.
On the Fund’s launch date, a Prudential affiliate made a seed money investment in the Fund that the affiliate may decide to redeem once third-party assets invested in the Fund reach a level whereby in the judgment of the Manager, portfolio management of the Fund would not be negatively impacted by the redemption.
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INVESTMENT SUBADVISER
Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2013, PIM managed approximately $870 billion in assets.
Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $405 billion in assets under management as of December 31, 2013, and is the unit of PIM that provides investment advisory services to the Fund.
Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.
PORTFOLIO MANAGERS
Susan M. Courtney is Managing Director and Head of Prudential Fixed Income's Municipal Bond Team. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Prudential municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management (GE), where she spent ten years as a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney earned a BA in Economics from Hartwick College and an MBA in Finance from Fordham University.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds and Foreign Exchange for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates and foreign exchange positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Lee Friedman, CFA, is Vice President and Portfolio Manager for Prudential Fixed Income’s Municipal Bond Team. Mr. Friedman assists in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts. Previously, he was an Associate for Prudential Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both Prudential’s Asset Liability and Risk Management Group and Prudential Fixed Income, where he supported the attribution and forecasting processes. Prior to joining Prudential Financial in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.
John Dittemer is Vice President and Portfolio Manager for Prudential Fixed Income’s Municipal Bond Team. Mr. Dittemer assists in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts. Previously, as a member of the Portfolio Analysis Group, Mr. Dittemer provided analytical support to Prudential Fixed Income's municipal bond, money market, and affiliated account teams. Earlier, he was a team supervisor in money market operations, and a performance reporting specialist for the affiliated accounts team. Mr. Dittemer received a BS in Management with a concentration in Finance from Kean University, and an MS in Management with concentration in Finance from the New Jersey Institute of Technology.
Visit our website at www.prudentialfunds.com	17

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.
DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Each class of the Fund (except Class Z) pays distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.prudentialfunds.com.
18	Prudential Short Duration Muni High Income Fund

FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Dividends generally will be exempt from federal income taxes. However, if the Fund invests in taxable obligations, it will pay dividends that are not exempt from those income taxes.
Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns a City XYZ bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal income tax purposes. As mentioned, at least 80% of the Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to the interest on taxable bonds held by the Fund, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of US federal income tax applicable to certain dividends paid to non-corporate shareholders. Events occurring after the date of issuance of a bond or after the Fund's acquisition of a bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt.
Some shareholders may be subject to federal alternative minimum tax liability (AMT). Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.
The Fund also distributes long-term capital gains to shareholders. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly) and 20% for any income above those amounts that is long-term capital gain, provided that the Fund distributes the net capital gain to non-corporate US shareholders. These income thresholds will be adjusted annually for inflation. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.
For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about other shareholder services, see “Additional Shareholder Services” in the following section.
Visit our website at www.prudentialfunds.com	19

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Dividends	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
*Under certain circumstances, the Fund may make more than one distribution of long-term and/or short-term capital gains during a fiscal year.
TAX ISSUES
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the US Treasury 28% of your distributions and sale proceeds.
Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
20	Prudential Short Duration Muni High Income Fund

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), adjusted annually for inflation, and 20% for any income above those amounts that is long-term capital gain.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.
If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
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HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
You may purchase shares by check or wire. We do not accept cash, money orders, foreign checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time.
With certain limited exceptions, Fund shares are only available to be sold in the United States, US Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A	Individual investors
Class C	Individual investors
Class Z	Institutional investors and certain other investors
Multiple share classes let you choose a cost structure that meets your needs:
■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%.
■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
When choosing a share class, you should consider the following factors:
■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
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■	The different sales charges that apply to each share class — Class A's front-end sales charge (and in certain instances, CDSC) vs. Class C's lower CDSC.
■	Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■	Because Class Z shares have lower operating expenses than Class A or Class C shares, you should consider whether you are eligible to purchase Class Z shares.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A	Class C	Class Z
Minimum purchase amount	$2,500	$2,500	None
Minimum amount for subsequent purchases	$100	$100	None
Maximum initial sales charge	3.25% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A or Class C account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a service fee of up to .25%. The distribution fee for Class A shares is limited to .25% (including up to .25% service fee). Class C shares pay a distribution fee (in addition to the service fee) of .75%.
Reducing or Waiving Class A's Initial Sales Charge
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.
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Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price *	Sales Charge as a % of Amount Invested *	Dealer Reallowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million to $4,999,999**	None	None	1.00%**
$5 million to $9,999,999**	None	None	0.50%**
$10 million and over**	None	None	0.25%**
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentage shown above.
** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
To satisfy the purchase amounts above, you can:
■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Class A, Class B and Class C Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.
An “eligible group of related investors” includes any combination of the following:
■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
■	Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
■	Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
■	Accounts in the name and TINs of your parents;
■	Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
■	With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this prospectus as follows:
■	The person to whom you are legally married. We also consider your spouse to include the following:
■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined as follows:
24	Prudential Short Duration Muni High Income Fund

■	for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge); and
■	for all other share classes, the value of existing shares is determined by the NAV.
Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.
If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.
Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
■	Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. The Class A initial sales charge will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.
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Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
■	certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
■	persons who have retired directly from active service with Prudential or one of its subsidiaries;
■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
■	registered representatives and employees of broker-dealers (including their spouses, children and parents) that have entered into dealer agreements with the Distributor;
■	investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, and (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above); and
■	Clients of financial intermediaries, who (i) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.
Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:
■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
26	Prudential Short Duration Muni High Income Fund

■	Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
■	Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
■	Prudential;
■	Prudential funds, including Prudential fund-of-funds;
■	Qualified state tuition programs (529 plans); and
■	Investors working with fee-based consultants for investment selection and allocations.
How Financial Services Firms are Compensated for Selling Fund Shares
The Prudential Investments and Target Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as “financial services firms.” Each Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments are made with respect to the Fund’s Class Q shares (if applicable). Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.
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Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.
It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial services firms are made with respect to the Fund’s Class Q shares (if applicable). These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a
28	Prudential Short Duration Muni High Income Fund

firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 p.m. Eastern time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
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If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager or by the Board. The subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-US markets are not reliable, based on market movements after the close of the relevant non-US markets. Non-US securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests, which will reflect the investment company’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern time, or later than 4:00 p.m. Eastern time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. Eastern time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.
Each business day, the Fund’s current NAV per share is made available at www.prudentialfunds.com (click on the “Funds” tab at the top of the home page, then select “Open-End Funds—Prices & Yields”).
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent
30	Prudential Short Duration Muni High Income Fund

in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.
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As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.
Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:
■	You are selling more than $100,000 of shares;
■	You want the redemption proceeds made payable to someone that is not in our records;
■	You want the redemption proceeds sent to some place that is not in our records;
■	You are a business or a trust; or
■	You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.
Contingent Deferred Sales Charge (CDSC)
If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC of 1%. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■	Amounts representing shares you purchased with reinvested dividends and distributions,
■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and 12 months for Class C shares, and
■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class C shares were held in a money market fund.
32	Prudential Short Duration Muni High Income Fund

Waiver of the CDSC—Class A Shares
The CDSC will be waived if the Class A shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	For redemptions by certain retirement or benefit plans.
For more information, see the SAI.
Waiver of the CDSC—Class C Shares
The CDSC will be waived if the Class C shares are sold:
■	After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■	To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;
■	To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
■	The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
For more information, see the SAI.
Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.
Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee
If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
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90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds—including Prudential MoneyMart Assets (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can’t exchange Class A shares for a different share class of another fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in Prudential MoneyMart Assets. We may change the terms of any exchange privilege after giving you 60 days' notice.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into Prudential MoneyMart Assets, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:
Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Likewise, if you are entitled to purchase Class Z shares as a participant in Wells Fargo Advisors’ 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class Z shares held in the 401(k) Plan for Class A shares.
34	Prudential Short Duration Muni High Income Fund

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many
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beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
36	Prudential Short Duration Muni High Income Fund

FINANCIAL HIGHLIGHTS
Introduction
No financial information is available for the Fund as of the date of this Prospectus, as the Fund is new and has no prior financial information.
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FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■ MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 ■ WEBSITE www.prudentialfunds.com	■ TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the US)

■ E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
■ MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ■ ELECTRONIC REQUEST publicinfo@sec.gov	■ IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 ■ VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■ SEMI-ANNUAL REPORT	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Prudential Short Duration Muni High Income Fund
Share Class	A	C	Z
NASDAQ	PDSAX	PDSCX	PDSZX
CUSIP	744336835	744336827	744336819
MF222STAT	The Fund's Investment Company Act File No. 811-08565